Exhibit 99.1

Centennial Resource Development and Colgate Energy to Combine,

Creating $7.0 Billion Permian Basin Pure-Play

DENVER & MIDLAND, May 19, 2022 (GLOBE NEWSWIRE) — Centennial Resource Development, Inc. (“Centennial” or the “Company”) (NASDAQ: CDEV) and Colgate Energy Partners III, LLC (“Colgate”) today announced they have entered into an agreement to combine in a merger of equals transaction. The combined company will be the largest pure-play E&P company in the Delaware Basin with approximately 180,000 net leasehold acres, 40,000 net royalty acres and total current production of approximately 135,000 Boe/d. The combined company plans to leverage its high-quality, scaled asset base to drive leading shareholder returns.

Key Highlights

•	High-quality, complementary asset base with differentiated inventory depth to support sustainable free cash flow growth

•	Positioned to significantly increase cash returns to shareholders, with over $1 billion of expected free cash flow[1] in 2023 at current strip prices

•	Highly accretive to key financial metrics, including cash flow, free cash flow & net asset value per share

•	Strong balance sheet with expected leverage[2] below 1.0x at year-end 2022

•	Sean Smith to serve as Executive Chair of the Board; Will Hickey and James Walter to serve as Co-CEOs

•	Significant equity ownership of combined management team aligns with shareholders

•	Shared commitment to prioritizing ESG with continued focus on reducing environmental impact

Management Commentary

“This transformative combination significantly increases scale and drives accretion across all our key financial and operating metrics. Colgate’s complementary, high-margin assets are a natural fit for Centennial, creating the largest pure-play E&P company in the Delaware Basin,” said Sean Smith, Chief Executive Officer of Centennial. “Importantly, the combined company is expected to provide shareholders with an accelerated capital return program through a fixed dividend coupled with a share repurchase plan. We are excited to partner with Colgate as we share a common vision for the pro forma company that includes a strong balance sheet, a disciplined investment program to drive cash flow and a robust return-of-capital program.”

“The Colgate and Centennial teams have each demonstrated a track record of execution through the years, and we are excited to assume leadership roles in the new company to build upon that success and guide the next phase of value creation. Both companies have established strong financial and operational cultures, and we expect the combined company will be a top-tier, low-cost operator that is able to deliver better margins and shareholder returns,” said Will Hickey, Co-CEO of Colgate.

“The merger of Colgate and Centennial is compelling from a financial, operational and strategic standpoint, establishing a leading Permian Basin independent. We believe the pro forma company is positioned to maximize returns for our new investor base, with our combined management team bringing a track record of operational excellence and strategic value creation. Management’s significant ownership in the combined company should give investors confidence that long-term value creation will always be our top priority,” said James Walter, Co-CEO of Colgate.

Transaction Details

The approximately $7.0 billion merger of equals values Colgate at approximately $3.9 billion and is comprised of 269.3 million shares of Centennial stock, $525 million of cash and the assumption of approximately $1.4 billion of Colgate’s outstanding net debt. Given existing cash balances and interim free cash flow, the company expects its net debt-to-LTM EBITDAX ratio at closing to be approximately 1.0x. The cash consideration and the repayment of Colgate’s outstanding credit facility borrowings at closing are expected to be funded with cash on hand and borrowings under an upsized revolving credit facility.

The transaction has been unanimously approved by the Boards of Directors of both companies and is expected to close in the second half of 2022. The company intends to provide detailed forward-looking guidance for the remainder of 2022 at or shortly after closing of the transaction.

Differentiated E&P Platform

•	Return of Capital. The scaled cash flow base and balance sheet of the combined company provides clear line of sight to significant near-term shareholder returns.

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Combining Best Practices. The combined company intends to integrate leading-edge operational practices from two, highly skilled teams with proven track records. This leveraging of best practices from both organizations positions the combined company for continued success.

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Deep Inventory of High-Return Locations. The combined company’s adjacent acreage position, coupled with its high-return inventory supports a highly capital-efficient development plan and provides operational flexibility. Upon closing, the combined company will have over 15-years of drilling inventory, assuming its current drilling pace.

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Maximizing Shareholder Alignment. Upon closing, the combined company will have one of the largest management ownership interests of any public E&P company, with the management team owning approximately 12% of the pro forma total shares outstanding. As a result, the company will be highly focused on increasing shareholder value.

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Commitment to ESG and Sustainability. As both companies have demonstrated significant reductions in emissions intensity and natural gas flaring to date, ESG excellence will continue to be a core competency of the combined company.

Colgate Overview

Founded in 2015, Colgate has exhibited an exceptional value-creation track record under the leadership of its current Co-CEOs, Will Hickey and James Walter. Colgate has total current production of approximately 70,000 Boe/d and possesses a high-quality acreage position consisting of approximately 105,000 net leasehold acres and 25,000 net royalty acres in the Delaware Basin, with its position concentrated in Reeves and Ward Counties, Texas and Eddy County, New Mexico. The company has grown through a combination of organic development and strategic acquisitions that have increased scale and further enhanced equity returns. The company’s operated acreage position is approximately 90% operated, with a 75% average working interest and an advantaged net revenue interest of 78%, normalized to an 8/8ths basis.

Leadership and Governance

Upon closing, Sean Smith will serve as Executive Chair of the Board of Directors of the newly combined business, and Will Hickey and James Walter will lead the company as Co-CEOs and will serve on the Board of Directors. Matt Garrison, Centennial’s current Chief Operating Officer, and George Glyphis, Centennial’s current Chief Financial Officer, will continue to serve in their respective roles at the combined company. The combined company will be headquartered in Midland, with key positions filled by representatives from both companies. The Denver office will remain open for the foreseeable future to ensure continuity and continued operational success. The combined company will operate under a new name and stock ticker symbol, which are expected to be announced prior to closing.

Following the merger, Centennial’s Board of Directors will be expanded to eleven directors, consisting of Sean Smith, Will Hickey, James Walter, William Quinn (Founder and Managing Partner of Pearl Energy Investments) and Robert Tichio (Partner of Riverstone Holdings LLC), in addition to six independent directors.

“Centennial and Colgate are a clear strategic fit, combining two complementary acreage footprints in the core of the Delaware Basin. We are firm believers in the combined management team and their strategy, and we look forward to creating additional long-term value for stakeholders,” said William Quinn, Founder and Managing Partner of Pearl.

Immediately following the closing, existing Centennial shareholders will own approximately 53% of the combined company, and existing Colgate owners will own approximately 47% of the combined company. Centennial’s largest shareholder, Riverstone, which currently owns approximately 25% of Centennial’s outstanding shares, has executed a Voting and Support Agreement in connection with the transaction. The closing of the merger is subject to customary closing conditions, including approval by Centennial shareholders and regulatory approvals.

Advisors

Citi is serving as financial advisor and Latham & Watkins LLP is serving as legal advisor to Centennial. Credit Suisse Securities (USA) LLC and Jefferies LLC are serving as financial advisors and Kirkland & Ellis LLP is serving as legal advisor to Colgate.

Conference Call and Webcast

Centennial and Colgate will host a joint conference call on Thursday, May 19, 2022 at 6:30 a.m. Mountain (8:30 a.m. Eastern) to discuss the companies’ merger of equals. Interested parties may join the webcast by visiting Centennial’s website at www.cdevinc.com and clicking on the webcast link or by dialing (844) 348-0017, or (213) 358-0877 for international calls, (Conference ID: 4495652) at least 15 minutes prior to the start of the call. A replay of the call will be available on Centennial’s website or by phone at (855) 859-2056 (Conference ID: 4495652) for a seven-day period following the call.

About the Companies

Centennial Resource Development, Inc. is an independent oil and natural gas company focused on the development of oil and associated liquids-rich natural gas reserves in the Permian Basin. The Company’s assets and operations, which are held and conducted through Centennial Resource Production, LLC, are concentrated in the Delaware Basin, a sub-basin of the Permian Basin. For additional information about the Company, please visit www.cdevinc.com.

Colgate is a privately held, independent oil and natural gas company headquartered in Midland, Texas that is engaged in the acquisition, exploration and development of oil and natural gas assets in the Delaware Basin, with operations principally focused in Reeves County, Ward County, and Eddy County. For additional information about Colgate, please visit www.colgateenergy.com.

Cautionary Note Regarding Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this press release regarding the proposed business combination between Centennial and Colgate (the “Merger”) or the strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management of Centennial, Colgate and/or the combined company are forward-looking statements. When used in this press release, the words “could,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “goal,” “plan,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. These statements include, but are not limited to, statements about Centennial’s and Colgate’s ability to effect the Merger; the expected benefits and timing of the Merger; future dividends and share repurchases; and future plans, expectations, and objectives for the combined company’s operations after completion of the Merger, including statements about strategy, synergies, future operations, financial position, estimated revenues, projected production, projected costs, prospects, plans, and objectives of management. While forward-looking statements are based on assumptions and analyses that management of Centennial and Colgate believe to be reasonable under the circumstances, whether actual results and developments will meet such expectations and predictions depends on a number of risks and uncertainties that could cause actual results, performance, and financial condition to differ materially from such expectations. Any forward-looking statement made in this news release speaks only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible to predict all of them. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, the Proxy Statement to be filed in connection with the Merger, and the other documents filed by Centennial from time to time with the Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. These risks and uncertainties may be amplified by the COVID-19 pandemic and the current military conflict in Ukraine, which have caused significant economic uncertainty. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Centennial and Colgate assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by securities and other applicable laws. Neither Centennial nor Colgate gives any assurance that any of Centennial, Colgate or the combined company will achieve its expectations.

Additional Information and Where to Find It

This press release relates to the proposed Merger between Centennial and Colgate. In connection with the proposed Merger, Centennial will file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”). Centennial will also file other documents regarding the proposed Merger with the SEC. The Proxy Statement will be sent or given to the Centennial Stockholders and will contain important information about the Merger and related matters. INVESTORS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION WITH RESPECT TO THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE BUSINESS COMBINATION AGREEMENT. You may obtain a free copy of the Proxy Statement (if and when it becomes available) and other relevant documents filed by Centennial with the SEC at the SEC’s website at www.sec.gov. You may also obtain Centennial’s documents on its website at www.cdevinc.com.

Participants in Solicitation

Centennial, Colgate and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with certain matters related to the Merger and may have direct or indirect interests in the Merger. Information about Centennial’s directors and executive officers is set forth in Centennial’s Proxy Statement on Schedule 14A for its 2022 Annual Meeting of Stockholders, filed with the SEC on March 15, 2022, its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on February 24, 2022, and its other documents filed with the SEC. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. Investors should read the Proxy Statement carefully when it becomes available before making any voting or investment decisions. Investors may obtain free copies of these documents using the sources indicated above.

(1) The company does not provide guidance on the items used to reconcile between forecasted free cash flow to forecasted net cash provided by operating activities due to the uncertainty regarding timing and estimates of certain items. Therefore, we cannot reconcile forecasted free cash flow to net cash provided by operating activities without unreasonable effort.

(2) The company does not provide guidance on the items used to reconcile between forecasted net debt-to-LTM EBITDAX (or “leverage”) to forecasted long-term debt, net, or forecasted net income due to the uncertainty regarding timing and estimates of certain items. Therefore, we cannot reconcile forecasted leverage to long-term debt, net, or net income without unreasonable effort.

Contact:

Hays Mabry

Sr. Director, Investor Relations

(832) 240-3265

ir@cdevinc.com

SOURCE Centennial Resource Development, Inc.